                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE: AMCV CRUISE OPERATIONS, INC.                   CASE NUMBER:01-10967(EIK)
-------------------------------------------------------------------------------



                 AMENDED SCHEDULES OF ASSETS AND LIABILITIES


Unless otherwise indicated, data is as of the close of business on October 19, 2001 (the"Petition Date").

The Debtor has used its best efforts to compile the information set forth in these Amended Schedules of Assets and Liabilities from its books and records maintained in the ordinary course of business. The Debtor reserves the right to further amend these Amended Schedules of Assets and Liabilities as additional information becomes available.

Certain information set forth in these Amended Schedules of Assets and Liabilities is duplicative of information previously disclosed in the chapter 11 petition or related first day papers filed by the debtors and debtor in possession in the chapter 11 cases jointly administered with the chapter 11 case of Debtor American Classic Voyages Co., Case Number 01-10954 (collectively, "AMCV"). In the course of preparing these Amended Schedules of Assets and Liabilities, the debtor reviewed and, where appropriate, revised such information to the best of its ability, to reflect postpetition accounting adjustments made according to the Debtor's normal accounting practices.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE: AMCV CRUISE OPERATIONS, INC.                   CASE NUMBER:01-10967(EIK)
-------------------------------------------------------------------------------

                              SUMMARY OF SCHEDULES

Indicate as to each schedule whether that schedule is attached.

Report totals from Schedules A, B, D, E, F, I and J in the boxes provided. Add the amounts from Schedules A and B to determine the total amount of the debtor's assets. Add the amounts from Schedules D, E and F to determine the total amount of the debtor's liability.

                                                      ATTACHED
      NAME OF SCHEDULE                                (YES/NO)                ASSETS                         LIABILITIES
A.  Real Property                                        Yes                        $0.00
B.  Personal Property                                    Yes              $268,030,818.79
C.  Property Claimed As Exempt                           No

D.  Creditors Holding Secured Claims                     Yes                                                         $0.00
E.  Creditors Holding Unsecured Priority Claims          Yes                                                     $2,908.91
F.  Creditors Holding Unsecured Nonpriority Claims       Yes                                               $214,436,490.12
G.  Executory Contracts and Unexpired Leases             No
H.  Codebtors                                            No

      EXHIBITS TO SCHEDULE

I.  Current Income of Individual Debtor(s)               No
J.  Current Expenditure of Individual Debtor(s)          No

            TOTALS                                                        $268,030,818.79                  $214,439,399.03

AMCV CRUISE OPERATIONS, INC.                                     01-10967 (EIK)
----------------------------                                     --------------
         DEBTOR                                                     CASE NO.


                           SCHEDULE A - REAL PROPERTY


         Except as directed below, list all real property in which the debtor has any legal, equitable or future interest, including all property owned as a co-tenant, community property, or in which the debtor has a life estate. Include any property in which the debtor holds rights and powers exercisable for the debtor's own benefit. If the debtor holds no interest in real property, write "None" under "Description and Location of Property."

         DO NOT INCLUDE INTERESTS IN EXECUTORY CONTRACTS AND UNEXPIRED LEASES ON THIS SCHEDULE. LIST THEM IN SCHEDULE G - EXECUTORY CONTRACTS AND UNEXPIRED LEASES.

         If an entity claims to have a lien or holds a secured interest in any property, state the amount of the secured claim. See Schedule D. If no entity claims to hold a secured interest in the property, write "None" in the column labeled "Amount of Secured Claim."

         If the debtor is an individual or if a joint petition is filed, state the amount of any exemption claimed in the property only in Schedule C - Property claimed as Exempt.




                                  See Attached

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

AMCV CRUISE OPERATIONS, INC.                                     01-10967 (EIK)
----------------------------                                     --------------
         DEBTOR                                                     CASE NO.


                                   SCHEDULE A - REAL PROPERTY


                                                                              NET BOOK VALUE
                                                                           OF DEBTOR'S INTEREST
                                                                           IN PROPERTY, WITHOUT
DESCRIPTION AND LOCATION               NATURE OF DEBTOR'S                  DEDUCTING ANY SECURED                AMOUNT OF
OF PROPERTY                           INTEREST IN PROPERTY                   CLAIM OR EXEMPTION               SECURED CLAIM
    -None-

                                          Total Debtor -

                                      Total -

AMCV CRUISE OPERATIONS, INC.                                     01-10967 (EIK)
----------------------------                                     --------------
         DEBTOR                                                     CASE NO.


                        SCHEDULE B - PERSONAL PROPERTY


         Except as directed below, list all personal property of the debtor of whatever kind. If the debtor has no property in one or more of the categories, identify by inserting the word "None" where appropriate. If additional space is needed in any category, attach a separate sheet properly identified with the case name, case number, and the number of the category. If the debtor is an individual or a joint petition is filed, state the amount of any exemptions claimed on Schedule C - Property Claimed as Exempt.

         DO NOT INCLUDE INTERESTS IN EXECUTORY CONTRACTS AND UNEXPIRED LEASES ON THIS SCHEDULE. LIST THEM IN SCHEDULE G - EXECUTORY CONTRACTS AND UNEXPIRED LEASES.

         If the property is being held for the debtor by someone else, state that person's name and address under "Description and Location of Property."




                                  See Attached

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE: AMCV CRUISE OPERATIONS, INC.                   CASE NUMBER:01-10967(EIK)
-------------------------------------------------------------------------------


                         SCHEDULE B - PERSONAL PROPERTY


                                                                                    DESCRIPTION AND LOCATION            NET BOOK
  TYPE OF PROPERTY                                                 NONE                   OF PROPERTY                    VALUE
1. Cash on hand.                                                                       SEE EXHIBIT-B1                    $28,436.64

2. Checking, savings or other financial accounts, certificates                         SEE EXHIBIT-B2                 $1,964,466.18
   of deposit, or shares in banks, savings and loan, thrift,
   building and loan, and homestead associations, or
   credit unions, brokerage houses, or cooperatives.

3. Security deposits with public utilities, telephone               X                  NONE                                   $0.00
   companies, landlords and others.

4. Household goods and furnishings, including audio, video          X                  NONE                                   $0.00
   and computer equipment.

5. Books, pictures and other art objects, antiques, stamp,                             SEE EXHIBIT-B5                         $0.00
   coin, record, tape, compact disc and
   other collections or collectibles.

6. Wearing apparel.                                                 X                  NONE                                   $0.00

7. Furs and jewelry.                                                X                  NONE                                   $0.00

8. Firearms and sports, photographic and other hobby                X                  NONE                                   $0.00
   equipment.

9. Interests in insurance policies. Name of insurance               X                  NONE                                   $0.00
   company of each policy and itemize surrender or
   refund value of each.

10. Annuities. Itemize and name each issuer.                        X                  NONE                                   $0.00

11. Interests in IRA, ERISA, Keogh, or other pension or profit      X                  NONE                                   $0.00
    sharing plan.

12. Stock and interest in incorporated and unincorporated                              SEE EXHIBIT-B12               $67,124,234.75
    businesses.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE: AMCV CRUISE OPERATIONS, INC.                   CASE NUMBER:01-10967(EIK)
-------------------------------------------------------------------------------


                         SCHEDULE B - PERSONAL PROPERTY


                                                                                    DESCRIPTION AND LOCATION            NET BOOK
  TYPE OF PROPERTY                                                 NONE                   OF PROPERTY                    VALUE
13. Interest in partnerships or joint ventures.                     X                  NONE                                   $0.00

14. Government and corporate bonds and other negotiable             X                  NONE                                   $0.00
    and non-negotiable instruments.

15. Accounts receivable.                                                               SEE EXHIBIT-B15              $188,377,397.19

16. Alimony, maintenance, support and property settlements          X                  NONE                                   $0.00
     to which the debtor is or may be entitled.

17. Other liquidated debts owing debtor including tax refunds.                         SEE EXHIBIT-B17                        $0.00

18. Equitable future interests, life estates, and rights or         X                  NONE                                   $0.00
    powers exercisable for the benefit of the debtor other
    than those listed in Schedule of Real Property.

19. Contingent and noncontigent interests in estate of a            X                  NONE                                   $0.00
    decedent, death benefit plan, life insurance policy or
    trust

20. Other contingent and unliquidated claims of every nature,                          SEE EXHIBIT-B20                        $0.00
    including tax refunds, counterclaims of the debtor and
    rights to setoff claims.

21. Patents, copyrights and other intellectual property.            X                  NONE                                   $0.00

22. Licenses, franchises and other general intangibles.             X                  NONE                                   $0.00

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE: AMCV CRUISE OPERATIONS, INC.                   CASE NUMBER:01-10967(EIK)
-------------------------------------------------------------------------------


                         SCHEDULE B - PERSONAL PROPERTY


                                                                                    DESCRIPTION AND LOCATION            NET BOOK
  TYPE OF PROPERTY                                                 NONE                   OF PROPERTY                    VALUE
23. Automobiles, trucks, trailers and other vehicles and                               SEE EXHIBIT-B23                   $44,143.35
    accessories.

24. Boats, motors and accessories.                                  X                  NONE                                   $0.00

25. Aircraft and accessories.                                       X                  NONE                                   $0.00

26. Office equipment, furnishings and supplies.                                        SEE EXHIBIT-B26                  $195,416.65

27. Machinery, fixtures, equipment and supplies used in                                SEE EXHIBIT-B27                $1,216,015.54
    business.

28. Inventory.                                                                         SEE EXHIBIT-B28                        $0.00

29. Animals.                                                        X                  NONE                                   $0.00

30. Crop - growing or harvested.                                    X                  NONE                                   $0.00

31. Farm equipment and implements.                                  X                  NONE                                   $0.00

32. Farm supplies, chemicals and feed.                              X                  NONE                                   $0.00

33. Other personal property of any kind not already listed.                            SEE EXHIBIT-B33                $9,080,708.49

                                                                                                                    ---------------
                                           TOTAL:                                                                   $268,030,818.79
                                                                                                                    ===============

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                 Page 1 of 14

IN RE: AMCV CRUISE OPERATIONS, INC.                   CASE NUMBER:01-10967(EIK)
-------------------------------------------------------------------------------


                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B1


ASSET ID         DESCRIPTION                                 LOCATION                                               NET BOOK VALUE
53               PETTY CASH                                  AMCV CRUISE OPS                                            $28,436.64
                                                             ROBIN STREET WHARF
                                                             1380 PORT OF NEW ORLEANS PLACE
                                                             NEW ORLEANS, LA 70130-1890

                                                                                                                        ----------
                                                         TOTAL                                                          $28,436.64
                                                                                                                        ==========

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                 Page 2 of 14

IN RE: AMCV CRUISE OPERATIONS, INC.                   CASE NUMBER:01-10967(EIK)
-------------------------------------------------------------------------------


                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B2


ASSET ID       DESCRIPTION                                     LOCATION                                             NET BOOK VALUE
86             AHC-CD                                          BANK ONE                                                 $25,000.00
               ACCOUNT NUMBER 880058451981                     201 ST. CHARLES AVENUE
                                                               NEW ORLEANS, LA 70170

87             AHC-CD                                          BANK ONE                                                 $25,000.00
               ACCOUNT NUMBER 880058452369                     201 ST. CHARLES AVENUE
                                                               NEW ORLEANS, LA 70170

62             AMCV CRUISE OPS - MASTER CASH                   FIRST UNION NATIONAL BANK                             $1,660,436.18
               ACCOUNT NUMBER  2090002602362                   200 SOUTH BISCAYNE BOULEVARD
                                                               MIAMI, FL 33131

102            AMCV ESCROW - GOHAGAN                           LASALLE BANK                                            $219,000.00
               ACCOUNT NUMBER 62-8766-40-4                     135 SOUTH LASALLE STREET
                                                               CHICAGO, IL 60603

65             AMERICAN CLASSIC VOYAGES                        FLEET BANK                                               $35,030.00
               ACCOUNT NUMBER 941-9148945                      2255 GLADES ROAD, SUITE 138W
                                                               BOCA RATON, FL 33431

                                                                                                                     -------------
                                                    TOTAL                                                            $1,964,466.18
                                                                                                                     =============

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                 Page 3 of 14

IN RE: AMCV CRUISE OPERATIONS, INC.                   CASE NUMBER:01-10967(EIK)
-------------------------------------------------------------------------------


                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B5


ASSET ID         DESCRIPTION                                       LOCATION                                      NET BOOK VALUE
539

                                                                                                                           -----
                                                         TOTAL                                                             $0.00
                                                                                                                           =====



Amounts are included in B26 and B27.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                 Page 4 of 14

IN RE: AMCV CRUISE OPERATIONS, INC.                   CASE NUMBER:01-10967(EIK)
-------------------------------------------------------------------------------


                         SCHEDULE B - PERSONAL PROPERTY
                                  EXHIBIT B12


ASSET ID       DESCRIPTION                                       LOCATION                                         NET BOOK VALUE
276            INVESTMENT IN SUBSIDIARIES                     AMCV HOLDINGS, INC.                                     $318,359.23

284            INVESTMENT IN SUBSIDIARIES                     THE DELTA QUEEN STEAMBOAT CO.                        $66,805,875.52
                                                                                                                   --------------
                                                    TOTAL                                                          $67,124,234.75
                                                                                                                   ==============

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                 Page 5 of 14

IN RE: AMCV CRUISE OPERATIONS, INC.                   CASE NUMBER:01-10967(EIK)
-------------------------------------------------------------------------------


                         SCHEDULE B - PERSONAL PROPERTY
                                  EXHIBIT B15


ASSET ID       DESCRIPTION                                            LOCATION                                 NET BOOK VALUE
217            ACCOUNTS RECEIVABLE                          EMPLOYEE ADVANCES                                      $48,549.72

462            ACCOUNTS RECEIVABLE                          MISCELLANEOUS EMPLOYEE RECEIVABLES                     $10,038.31

310            ACCOUNTS RECEIVABLE                          MISCELLANEOUS RECEIVABLES                              $29,101.01

383            INTERCOMPANY RECEIVABLES                     AMERICAN HAWAIIAN PROPERTIES CORPORATION            $5,202,750.29

384            INTERCOMPANY RECEIVABLES                     CAPE COD LIGHT, LLC                                 $3,949,117.82

386            INTERCOMPANY RECEIVABLES                     CAPE MAY LIGHT, LLC                                 $7,928,119.24

387            INTERCOMPANY RECEIVABLES                     CAT II, INC.                                        $9,270,419.41

388            INTERCOMPANY RECEIVABLES                     CRUISE TRAVEL AMERICA, INCORPORATED                 $3,979,131.57

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                 Page 6 of 14

IN RE: AMCV CRUISE OPERATIONS, INC.                   CASE NUMBER:01-10967(EIK)
-------------------------------------------------------------------------------


                         SCHEDULE B - PERSONAL PROPERTY
                                  EXHIBIT B15


ASSET ID       DESCRIPTION                                        LOCATION                                     NET BOOK VALUE
389            INTERCOMPANY RECEIVABLES                     DQSB II, INC.                                            $1,194.40

390            INTERCOMPANY RECEIVABLES                     GREAT AQ STEAMBOAT, LLC                             $22,666,814.97

391            INTERCOMPANY RECEIVABLES                     GREAT HAWAIIAN CRUISE LINE, INC.                        $28,812.26

392            INTERCOMPANY RECEIVABLES                     GREAT INDEPENDENCE SHIP CO.                         $36,557,401.02

393            INTERCOMPANY RECEIVABLES                     GREAT OCEAN CRUISE LINE, LLC                        $21,180,041.34

394            INTERCOMPANY RECEIVABLES                     GREAT PACIFIC NW CRUISE LINE, LLC                    $9,329,709.08

395            INTERCOMPANY RECEIVABLES                     GREAT RIVER CRUISE LINE, LLC                         $9,485,031.82

396            INTERCOMPANY RECEIVABLES                     OCEAN DEVELOPMENT CO.                                $1,587,327.53

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                 Page 7 of 14

IN RE: AMCV CRUISE OPERATIONS, INC.                   CASE NUMBER:01-10967(EIK)
-------------------------------------------------------------------------------


                         SCHEDULE B - PERSONAL PROPERTY
                                  EXHIBIT B15


ASSET ID       DESCRIPTION                                        LOCATION                                     NET BOOK VALUE
398            INTERCOMPANY RECEIVABLES                     OCEANIC SHIP CO.                                    $57,011,878.99

399            INTERCOMPANY RECEIVABLES                     PROJECT AMERICA SHIP I, INC.                           $111,958.41

                                                                                                               ---------------
                                                    TOTAL                                                      $188,377,397.19
                                                                                                               ===============

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                 Page 8 of 14

IN RE: AMCV CRUISE OPERATIONS, INC.                   CASE NUMBER:01-10967(EIK)
-------------------------------------------------------------------------------


                         SCHEDULE B - PERSONAL PROPERTY
                                  EXHIBIT B17


ASSET ID         DESCRIPTION                                   LOCATION                                     NET BOOK VALUE
560

                                                                                                                -----
                                                         TOTAL                                                  $0.00
                                                                                                                =====




Additional planning opportunities may exist which could decrease the projected 2001 income tax liabilities and increase the projected tax refund amounts.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                 Page 9 of 14

IN RE: AMCV CRUISE OPERATIONS, INC.                   CASE NUMBER:01-10967(EIK)
-------------------------------------------------------------------------------


                         SCHEDULE B - PERSONAL PROPERTY
                                  EXHIBIT B20


ASSET ID         DESCRIPTION                                   LOCATION                                     NET BOOK VALUE
574

                                                                                                                 -----
                                                         TOTAL                                                   $0.00
                                                                                                                 =====




Additional planning opportunities may exist which could decrease the projected 2001 income tax liabilities and increase the projected tax refund amounts.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                Page 10 of 14

IN RE: AMCV CRUISE OPERATIONS, INC.                   CASE NUMBER:01-10967(EIK)
-------------------------------------------------------------------------------


                         SCHEDULE B - PERSONAL PROPERTY
                                  EXHIBIT B23


ASSET ID         DESCRIPTION                                   LOCATION                                     NET BOOK VALUE
6                AUTOMOBILES                                   2 NORTH RIVERSIDE PLAZA, SUITE 200              $44,143.35
                                                               CHICAGO, IL 60606

                                                                                                               ----------
                                                         TOTAL                                                 $44,143.35
                                                                                                               ==========

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                Page 11 of 14

IN RE: AMCV CRUISE OPERATIONS, INC.                   CASE NUMBER:01-10967(EIK)
-------------------------------------------------------------------------------


                         SCHEDULE B - PERSONAL PROPERTY
                                  EXHIBIT B26

ASSET ID         DESCRIPTION                                   LOCATION                                     NET BOOK VALUE
5                FURNITURE & FIXTURES                          2 NORTH RIVERSIDE PLAZA, SUITE 200              $195,416.65
                                                               CHICAGO, IL 60606

                                                                                                               -----------
                                                         TOTAL                                                 $195,416.65
                                                                                                               ===========

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                Page 12 of 14

IN RE: AMCV CRUISE OPERATIONS, INC.                   CASE NUMBER:01-10967(EIK)
-------------------------------------------------------------------------------


                         SCHEDULE B - PERSONAL PROPERTY
                                  EXHIBIT B27


ASSET ID         DESCRIPTION                                   LOCATION                                     NET BOOK VALUE
7                COMPUTER HARDWARE                             2 NORTH RIVERSIDE PLAZA, SUITE 200              $858,175.54
                                                               CHICAGO, IL 60606

8                COMPUTER SOFTWARE                             2 NORTH RIVERSIDE PLAZA, SUITE 200              $357,840.00
                                                               CHICAGO, IL 60606

                                                                                                             -------------
                                                         TOTAL                                               $1,216,015.54
                                                                                                             =============

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                Page 13 of 14

IN RE: AMCV CRUISE OPERATIONS, INC.                   CASE NUMBER:01-10967(EIK)
-------------------------------------------------------------------------------


                         SCHEDULE B - PERSONAL PROPERTY
                                  EXHIBIT B28


ASSET ID         DESCRIPTION                                   LOCATION                                     NET BOOK VALUE
584

                                                                                                                  -----
                                                         TOTAL                                                    $0.00
                                                                                                                  =====




Physical counts of inventory will be performed at a later date. Book values included in this schedule will be adjusted to reflect such counts.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                Page 14 of 14

IN RE: AMCV CRUISE OPERATIONS, INC.                   CASE NUMBER:01-10967(EIK)
-------------------------------------------------------------------------------


                         SCHEDULE B - PERSONAL PROPERTY
                                  EXHIBIT B33


ASSET ID       DESCRIPTION                                   LOCATION                                     NET BOOK VALUE
9              CONSTRUCTION IN PROCESS                       2 NORTH RIVERSIDE PLAZA, SUITE 200            $7,351,776.67
                                                             CHICAGO, IL 60606

4              LEASEHOLD IMPROVEMENTS                        2 NORTH RIVERSIDE PLAZA, SUITE 200              $110,510.72
                                                             CHICAGO, IL 60606

518            PRE-PAID EXPENSE                              ROBIN STREET WHARF                             $1,618,421.10
                                                             1380 PORT OF NEW ORLEANS PLACE
                                                             NEW ORLEANS, LA  70130-1890

                                                                                                            -------------
                                                    TOTAL                                                   $9,080,708.49
                                                                                                            =============

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE: AMCV CRUISE OPERATIONS, INC.                   CASE NUMBER:01-10967(EIK)
-------------------------------------------------------------------------------


                 SCHEDULE D -- CREDITORS HOLDING SECURED CLAIMS


State the name, mailing address, including zip code, and the account number, if any, of all the entities holding claims secured by property of the debtor as of the date of filing the petition. List creditors holding all types of secured interests such as judgment liens, garnishments, statutory liens, mortgages, deeds of trust, or other security interests. List creditors in alphabetic order to the extent practicable. If all secured creditors will not fit on this page, use the continuation sheet provided.

If any entity other than a spouse in a joint case may be jointly liable on a claim, place an "X" in the column labeled "Codebtor." Include the entity on the appropriate schedule of creditors, and complete Schedule H - Codebtors.

If the claim is contingent, place an "X" in the column labeled "Contingent." If the claim is unliquidated, place an "X" in the column labled "Unliquidated." If the claim is disputed, place an "X" in the column labled "Disputed." (You may need to place an "X" in more than one of these three columns.) Report the total of all claims listed in this schedule in the box labled "Total" on the last sheet of the completed schedule. Report this total also on the Summary of Schedules.

[X] Check this box if debtor has no creditors holding secured claims to report on this Schedule D.